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                                                                       EXHIBIT 4

                                 COMMON STOCK

NUMBER ___                                                           ___ SHARES

                          HIGH COUNTRY BANCORP, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO


This certifies that

is the owner of                                                 CUSIP _________

fully paid and nonassessable shares of common stock, par value $0.01 per share, of

High Country Bancorp, Inc. (the "Corporation"), a Colorado corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.


Dated:


-------------------------                              -------------------------
Richard A. Young                                       Larry D. Smith
Secretary                                              President

Countersigned and Registered:

                           By:
                              -----------------------------
                              Transfer Agent and Registrar

                              -----------------------------
                              Authorized  Signature

                                [CORPORATE SEAL]


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                            RESTRICTIONS ON TRANSFER
The Articles of Incorporation includes a provision which prohibits any person from directly or indirectly acquiring or offering to acquire the beneficial ownership of more than 10% of any class of equity security of the Corporation. Such provision eliminates the voting rights of securities acquired in violation of the provision. Such provision will expire five years from the date of completion of the conversion of Salida Building & Loan Association, Salida, Colorado (the "Association") from mutual to stock form. The Articles of Incorporation also impose certain restrictions on the voting rights of beneficial owners of more than 10% of any class of equity security of the Corporation after five years from the date of completion of the conversion of the Association from mutual to stock form. The Corporation will furnish without charge to each stockholder who so requests additional information with respect to such restrictions. Such request may be made in writing to the Secretary of the Corporation.
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         The shares represented by this certificate are issued subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation as from time to time amended (copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.

         The Corporation will furnish without charge to each stockholder who so requests, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made in writing to the Secretary of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenants in common

TEN ENT -   as tenants by the entireties

JT TEN  -   as joint tenants with right of survivorship and not as tenants in common

UNIF TRANSFERS MIN ACT - ..........Custodian.......... under Uniform Transfers
                          (Cust)              (Minor)
                         to Minors Act.......................
                                             (State)

         Additional abbreviations may also be used though not in the above list.

         For value received,______hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE

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/                   /
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                          Shares
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of the common stock evidenced by this certificate, and do hereby irrevocably
constitute and appoint                    , Attorney, to transfer the said
                       ------------------
shares on the books of the Corporation, with full power of substitution.

Dated
     --------------

                                          --------------------------------------
                                          Signature


                                          --------------------------------------
                                          Signature
In presence of:
               -------------------

                 SEE REVERSE SIDE FOR RESTRICTIONS ON TRANSFER


NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.